UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report
(Date of earliest
event reported):	December 15, 2010
Whiting Petroleum Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-31899	20-0098515

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1700 Broadway, Suite 2300, Denver, Colorado 80290-2300

(Address of principal executive offices, including ZIP code)
(303) 837-1661

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 C.F.R. §230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 C.F.R. §240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. §240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. §240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     (b) On December 15, 2010, Graydon D. Hubbard informed the Board of Directors of Whiting Petroleum Corporation (the “Company”) that he would retire as a director of the Company effective January 1, 2011.
          As a result of the appointment of James T. Brown as the Company’s President and Chief Operating Officer described in paragraph (c) below, James J. Volker will no longer serve as the President of the Company effective January 1, 2011. Mr. Volker will continue to serve as the Company’s Chairman and Chief Executive Officer.
     (c) On December 15, 2010, the Company’s Board of Directors appointed James T. Brown as the President and Chief Operating Officer of the Company effective January 1, 2011. Mr. Brown is 58 years of age and joined the Company in May 1993 as a consulting engineer. In March 1999, he became Operations Manager, in January 2000, he became Vice President of Operations, and in May 2007, he became Senior Vice President. Mr. Brown has over 30 years of oil and gas experience in the Rocky Mountains, Gulf Coast, California and Alaska. Mr. Brown is a graduate of the University of Wyoming, with a Bachelor’s Degree in civil engineering, and the University of Denver, with an MBA. There are no family relationships between Mr. Brown and any director or executive officer of the Company.
     (d) On December 15, 2010, the Board of Directors of the Company appointed Allan R. Larson as a director of the Company effective January 1, 2011, to serve for a term expiring at the Company’s 2012 annual meeting of stockholders. The Board of Directors of the Company also appointed Mr. Larson to serve on the Nominating and Governance Committee of the Board of Directors.
          A copy of the Company’s press release announcing Mr. Larson’s appointment and Mr. Hubbard’s retirement and the Company’s press release announcing Mr. Brown’s appointment, both issued by the Company on December 16, 2010, are filed as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.
(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:
(99.1)	Press Release of Whiting Petroleum Corporation announcing Mr. Larson’s appointment and Mr. Hubbard’s retirement, dated December 16, 2010.

(99.2)	Press Release of Whiting Petroleum Corporation announcing Mr. Brown’s appointment, dated December 16, 2010.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHITING PETROLEUM CORPORATION
Date: December 16, 2010	By:	/s/ James J. Volker
James J. Volker
Chairman, President and Chief Executive Officer

WHITING PETROLEUM CORPORATION
FORM 8-K
EXHIBIT INDEX

Exhibit
Number	Description
(99.1)	Press Release of Whiting Petroleum Corporation announcing Mr. Larson’s appointment and Mr. Hubbard’s retirement, dated December 16, 2010.
(99.2)	Press Release of Whiting Petroleum Corporation announcing Mr. Brown’s appointment, dated December 16, 2010.